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                                                                   EXHIBIT 10.22

                           SALE AND LEASE AGREEMENT



                                    BETWEEN


                      ANTHONY CRANE SALES & LEASING, L.P.


                                      AND


                         HESS OIL VIRGIN ISLANDS CORP.


                                    for the


                   SALE AND LEASE OF MACHINERY AND EQUIPMENT
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                           SALE AND LEASE AGREEMENT

                                    BETWEEN

                     ANTHONY CRANE SALES & LEASING, L . P.

                                      AND

                         HESS OIL VIRGIN ISLANDS CORP.

                                    for the

                   SALE AND LEASE OF MACHINERY AND EQUIPMENT


                          ARTICLE 1. GENERAL RECITALS

     1.01. This is a contract encompassing the sale and lease of certain machinery, equipment, rigging materials, and inventory between ANTHONY CRANE SALES & LEASING, L.P., whose principal place of business is located at 1165 Camp Hollow Road, West Mifflin, Pennsylvania, referred to as "ANTHONY," and Hess Oil Virgin Islands Corp., whose principal place of business is located at P.O. Box 127, Kingshill, St. Croix, U.S. Virgin Islands, referred to as "HOVIC." HOVIC and ANTHONY may be collectively referred to as the "Parties." The effective date of this contract is August 1, 1996.

     1.02. ANTHONY sells, purchases, and leases machinery and equipment, including cranes, manlifts, aerial platforms, forklifts, rigging material and other related heavy equipment products, to and from commercial and industrial users.

     1.03. HOVIC owns, operates, maintains, and services an extensive inventory of heavy equipment at its refinery site at St. Croix, Virgin Islands.

     1.04. HOVIC has determined that it would be of economic benefit to sell, transfer, and assign its ownership and title to certain machinery and equipment at its refinery facility at St.

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Croix, Virgin Islands and Anthony is willing to acquire and purchase such machinery and equipment.

     1.05. HOVIC has determined that it would be of economic benefit to lease certain machinery and equipment at its refinery facility at St.
Croix, Virgin Islands and Anthony is willing to lease to HOVIC such machinery and equipment.

     1.06. The terms of this contract are intended by the Parties as a final expression of their Contract with respect to such terms.

                      ARTICLE 2. MACHINERY AND EQUIPMENT

     2.01. HOVIC agrees to sell and ANTHONY agrees to purchase the machinery and equipment as described in Exhibit "A," attached to and made a part of this Contract (the "Machinery and Equipment"), pursuant to the terms and conditions set forth herein.

     For purposes of Article 2.01, Anthony is defined to include its affiliates, who may by way of assignment by Anthony, purchase certain items of the Machinery and Equipment from HOVIC. Notwithstanding any assignment, as provided herein, Anthony shall remain solely responsible for payment of the purchase price for the Machinery and Equipment as specified in Article 4.

     2.02. The Parties intend the description of the Machinery and Equipment to be for purposes of identification of the Machinery and Equipment to this Contract and to be made part of the basis of this bargain.

                             ARTICLE 3. WARRANTIES

     3.01. HOVIC warrants that at the time of title transfer, it will be lawful owner in every respect of all the Machinery and Equipment and that it is free and clear of all liens, security agreements, encumbrances, claims, demands, and charges of every kind whatsoever.

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     3.02. HOVIC warrants that all manufacturers' warranties covering the
Machinery and Equipment, to the extent assignable, are hereby sold, transferred, and assigned to ANTHONY.

     3.03. EXCEPT AS PROVIDED IN SECTIONS 3.01 AND 3.02, RESPECTIVELY, THE MACHINERY AND EQUIPMENT DESCRIBED IN THIS CONTRACT ARE SOLD ON AN "AS IS" BASIS, AND HOVIC DISCLAIMS ANY IMPLIED WARRANTIES WITH RESPECT TO THE MACHINERY AND EQUIPMENT, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

                               ARTICLE 4. PRICE

     4.01. The purchase price for the Machinery and Equipment that are the subject matter of this contract is $610,000.00 ("Purchase Price").

     4.02. The terms of payment of the purchase price for the Machinery and Equipment are as follows:

     ANTHONY shall wire transfer funds to an account designated by HOVIC in an amount equal to the Purchase Price for those items of the Machinery and Equipment as are being delivered to ANTHONY. Payment of the Purchase Price shall be made in exchange for requisite documents of title and a Bill of Sale identifying those items of the Machinery and Equipment being delivered to ANTHONY. The exchange of the referenced documentation shall be made by HOVIC'S agent to ANTHONY'S agent at St. Croix, United States Virgin Islands.

                       ARTICLE 5. SHIPMENT AND DELIVERY

     5.01. Sale, delivery, and passage of title to the Machinery and Equipment shall be F.O.B. St. Croix, United States Virgin Islands.

     5.02. The risk of loss of the Machinery and Equipment will pass to Anthony upon tender

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of documents of title at St. Croix, United States Virgin Islands.

           Notification of Delivery

     5.03. As soon as the Machinery and Equipment are available for delivery, HOVIC will send immediate notification to ANTHONY as to that fact and inform ANTHONY as to the dates and times at which ANTHONY may take delivery.

                              Right to Inspection

     5.04. ANTHONY or its designated agents shall have the right to inspect and inventory all of the Machinery and Equipment at HOVIC's refinery site at St. Croix, Virgin Islands. Subsequent to such inspection by ANTHONY and prior to delivery by HOVIC, HOVIC shall maintain the Machinery and Equipment in the same condition as when inspected by ANTHONY.

     5.05. If ANTHONY rejects any items of the Machinery and Equipment, the rejected items of the Machinery and Equipment will be immediately returned to HOVIC.

     5.06. ANTHONY will not be charged for items of the Machinery and Equipment properly rejected as being nonconforming under the requirements of this Contract. The expenses of inspection will be borne by ANTHONY except in any instance in which items of the Machinery and Equipment properly have been rejected.

                  ARTICLE 6. LEASE OF MACHINERY AND EQUIPMENT

     6.01. Subsequent to the effective date of this Contract, HOVIC agrees to lease from ANTHONY certain machinery, equipment, and other items on a bare rental basis, pursuant to and in accordance with the terms and conditions of a Master Rental Agreement for Bare Rental Equipment attached hereto as Exhibit "B," and made a part of this Contract (the "Master Rental Agreement").

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                     ARTICLE 7. ASSIGNMENT AND DELEGATION

     7.01. Except as provided in the Master Rental Agreement no right or interest in this contract shall be assigned by ANTHONY or HOVIC, and no delegation may be made of any obligation owed by ANTHONY or HOVIC. Any attempted assignment or delegation shall be void and totally ineffective for all purposes with the putative assignor or delegator being liable for any damages that are a consequence of any attempted assignment or delegation.

                      ARTICLE 8. REMEDIES AND LIABILITIES

     8.01. In addition to the remedies provided in the Master Rental Agreement, the remedies of ANTHONY under this Contract are the right of rejection as specified in Sections 5.05 and 5.06, and those remedies available to Anthony at law or in equity.

     8.02. In addition to the remedies provided in the Master Rental Agreement, the remedies of HOVIC under this Contract are the right to repair or replace any items of the Machinery and Equipment properly rejected by ANTHONY as nonconforming, and those remedies available to HOVIC at law or in equity.

                              ARTICLE 9. NOTICES

     9.01. All notices required under the Contract will be in writing and delivered in person, by facsimile, or sent by certified mail and if to HOVIC, to:
               Hess Oil Virgin Islands Corp.
               P.O. Box 127
               Kingshill
               St. Croix, U.S. Virgin Islands 00850
               Attention: Mr. Martin Marano

and, if to CONTRACTOR, delivered in person, by facsimile, or sent by certified mail addressed to:

               ANTHONY CRANE LEASING, L.P.

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               1165 Camp Hollow Road
               West Mifflin, Pennsylvania
               ATTN: Richard Rossi

     9.02.   Effective date of notice will be the date of receipt.

                           ARTICLE 10. MISCELLANEOUS

     10.01. If any portion of this Contract is held to be unenforceable for any reason by a court or authority of competent jurisdiction, then such portion will be deemed to be stricken and the remainder of this Contract shall continue in full force and effect.

     10.02. This Contract is an integrated document covering the entire agreement of the Parties and supersedes any prior communications relating to the terms and conditions of this Contract and may not be modified except by written amendment signed by the authorized representatives of both Parties.

     10.03. None of the obligations of this Contract shall be deemed to be waived by either Party unless such obligation is waived, in writing, by an authorized representative of such Party.

     10.04. The Parties acknowledge that the transaction that is the subject matter of this Contract bears a reasonable relation to the State of Pennsylvania and agree that the law of Pennsylvania, without regard to any conflict of law provisions, will govern their rights and duties.

     10.05. Execution, delivery, and performance of this Contract by the Parties is expressly

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conditioned on the execution, delivery and performance of that certain Sale
Agreement between ANTHONY and AMERADA HESS CORPORATION for the sale of Machinery and Equipment.

     Signed this 25/th/ day of July, 1996.

                         HESS OIL VIRGIN ISLANDS CORP.


By:  /S/ R. Sagebien
     -----------------
                           /s/ R. Sagebien
                         ----------------------------
                         Printed Name

                           Vice President
                         ----------------------------
                         Title

WITNESS

By:  __________________



                         ANTHONY CRANE SALES & LEASING, L . P.

By:  /s/ Ray G. Anthony
     ------------------

                           Ray G. Anthony
                         ----------------------------
                         Printed Name
                           Chief Executive Officer
                         ----------------------------
                         Title

WITNESS

By:  __________________

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